                                           PEREGRINE
                                           ---------
                                                ASIA
                                             PACIFIC
                                              GROWTH
                                                FUND



                            [ARTWORK APPEARS HERE]




                                  SEMI-ANNUAL REPORT

                                       JUNE 30, 1997

                          PEREGRINE ASSET MANAGEMENT

                                 (HONG KONG) LIMITED

Dear Shareholder:

The Peregrine Asia Pacific Growth Fund rose 6.37% in the first half of 1997, a good performance relative to the MSCI AC Asia Free Ex-Japan and Lipper Pacific Ex-Japan Indices which were up 3.66% and 4.20%, respectively. A brief overview of the Asian region shows the North beat the South; all of the Northeast Asian markets posted gains, whereas only India and Indonesia posted gains in the Southern region.

The Value of a $10,000 Investment in Peregrine Asia Pacific Growth Fund from its Inception (January 2, 1995) to present (June 30, 1997) as compared to the MSCI AC Asia Free Ex-Japan Index and the Lipper Pacific Ex-Japan Index


                    Average Annual Total Return of the Fund
                    ---------------------------------------

                  For the Period from 1/2/96 (Commencement of
                          Operations) through 6/30/97
                          ---------------------------

           Date            Fund          MSCI*        Lipper
           ----            ----          -----        ------
          2/Jan/96        $10,000       $10,000       $10,000
         31/Jan/96        $10,910       $10,777       $10,919
         29/Feb/96        $10,710       $10,895       $10,817
         30/Mar/96        $10,540       $10,975       $10,708
         30/Apr/96        $11,050       $11,370       $10,962
         31/May/96        $11,140       $11,242       $11,017
         30/Jun/96        $10,840       $11,075       $10,777
         31/Jul/96        $10,530       $10,257       $10,031
         31/Aug/96        $10,740       $10,567       $10,312
         30/Sep/96        $10,800       $10,749       $10,542
         31/Oct/96        $10,670       $10,545       $10,317
         29/Nov/96        $11,470       $11,043       $10,950
         31/Dec/96        $11,600       $11,005       $10,957
         31/Jan/97        $12,030       $11,232       $11,020
         28/Feb/97        $11,880       $11,328       $11,088
         31/Mar/97        $11,110       $10,688       $10,458
         30/Apr/97        $10,750       $10,528       $10,254
         30/May/97        $11,680       $11,005       $11,042
         30/Jun/97        $12,330       $11,407       $11,418

6/30/97 NAV $12.03

                   1 Year Return      Year-To-Date         Total Return since
                   from 7/1/96        Return from 1/1/97   Inception from 1/2/96
                   through 6/30/97    through 6/30/97      through 6/30/97
--------------------------------------------------------------------------------
The Fund           13.82%             6.37%                23.38%
MSCI*               3.00%             3.66%                14.07%
LIPPER              5.95%             4.20%                14.18%

* MSCI AC Asia Free Ex-Japan Index assumes gross dividends reinvested.

The performance data represents past performance and is not indicative of future results. The investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. The Advisor is currently waiving certain expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

RECENT HISTORY

In the first half of the year, politics in Asia were, as usual, more of a distraction for the markets than a catalyst. The Hong Kong market marked the impending handover to the Chinese by rising 13%. The Indonesian elections created nothing more than a six-week fall in

                                       1
                                       -
the market, which was quickly recouped over the following six weeks. In India, the fall of the Gowda Government did not signal any significant changes in government policy and the market rose strongly. Korean politics were as tumultuous as ever but student demonstrations no longer have much popular support and corruption in high places, although disappointing, did not mean much for stock valuations. Clearly, any bad news was in the market already - it rose, in fits and starts, by nearly 15%.

OUTLOOK

We approach the second half of 1997 with confidence. Global liquidity conditions remain very supportive of bonds and equities. In this context, it's not surprising that a number of stock markets around the world have hit new highs. In Asia, one market that finished the second quarter on an historic high, literally as well as figuratively, was Hong Kong, the market which was principally responsible for the recovery in the regional index. Yet even the all time high of the benchmark Hang Seng index understated the true momentum of the Hong Kong market, which was concentrated in the "red chips," stocks controlled by powerful mainland entities, which are under-represented in that index. The tremendous appetite for these stocks meant that rumors quickly worked themselves into feeding frenzies, driving valuations to demanding levels. The market should now pause for a fresh examination of the new realities. This process entails a realistic appraisal of the quality, quantity and price of potential injections into red chips, together with management's ability to manage those assets, once acquired. Equally, the prospects for Chinese acquisitions of Hong Kong's blue chips will be re-evaluated. Hong Kong is in the midst of one of the greatest merger and acquisition booms in recent years. Many overseas money managers, farther away from the action, have missed out on this phenomenon, and are expected to buy into some of these companies on any substantial dip.

Apart from Hong Kong, the markets of Indonesia, India, Korea and the Philippines look attractive. In the

                                       2
                                       -
second half, there is likely to be a healthy broadening of interest to other Asian stock markets as attention turns to the prospects of a revival of the engine of Asian growth - exports. The blame for the malaise in Asian exports lies principally on external factors. Those factors are changing for the better and a rebound in exports looks likely. Optimism is called for because inventory levels in the developed countries have reached very low levels, exchange rate movements have been helpful, economic management in Asian countries is becoming more flexible and consequently Asian exports are once again gaining market share.

Not all countries will benefit equally. Naturally, it's tempting to try to play the countries that suffered the worst in stock market terms, such as Thailand, but it is right to remain cautious. Thailand has taken a step in the right direction by moving to a managed float of its currency (which resulted in a weakening of the Thai Baht by nearly 20%), but the economy will take some time to work through the over-investment and over-capacity which have been built up. Financial institutions will be less willing and less able to extend credit as corporate failures eat up available capital. On the other hand, countries such as China, India, and Korea should see improved external demand complemented by stronger domestic consumption.

Singapore ought to benefit from the renewed strength in electronic imports into G7 economies. This is likely to happen in the second half of 1997, but the impact on the broader stock market will take time to develop. Malaysia does not suffer as many structural impediments to renewed growth as Thailand, but continued consolidation is likely, as high market valuations adjust to reduced earnings expectations, caused by margin compression. Locating stocks with good prospects that are not overvalued is difficult.

The Indonesian market looks attractive, with a more benign macro-environment. With a period of political stability in prospect after the recent elections, stocks look set to benefit. A forward multiple of around 14x represents good value if earnings meet analysts' targets

                                       3
                                       -
of over 20% growth. Cash calls on the market may temper the upward move, but we believe companies like Bimantara Citra, Ramayana Lestari Sentosa and Hanjaya Mandala Sampoerna should exhibit the strong earnings growth required to move forward.

We also expect the Philippines to perform well. The market rating has suffered as comparisons were made with the situation in Thailand. Despite superficial similarity in some areas, this is misleading. The Philippines has simply not had the long period of strong growth allied to a (nearly) fixed exchange rate that generated the Thai problems. The best companies in the country are now valued cheaply which is not a situation that will last very long.

Taiwan is in the middle of the transition from a liquidity driven stock market to one that ought to be powered by earnings. Earnings revisions are strongly positive but the market remains dominated by local investors who pay scant attention to valuation yardsticks. Expectations of an improving economy siphoning off some of the abundant liquidity have proved premature. However, although it is very difficult to estimate the top of such a liquidity-driven market, the risks are definitely increasing and consequently the Fund has little exposure to Taiwan.

Asia has many advantages over its competitors, including high savings rates, open economies, a strong emphasis on education, a limited role of government in business and young labor forces. To these advantages must be added management expertise and a focus on providing value to shareholders. Where these are in evidence, Asian companies have performed and should continue to perform brilliantly. Companies like Clipsal Industries, which has translated a tiny niche in electrical accessories into a dominant share of the Asian market, or like Malaysian Assurance Alliance, which similarly has grown from a tiny player to a leading position in life insurance in Malaysia, are examples of the kind of value generators our Fund seeks to own.

                                       4
                                       -

EMERGING MARKETS IN THE PORTFOLIO

China has heralded the return of Hong Kong with a burst of nationalist pride. The hope is that China continues along its path of economic reform and absorbs Hong Kong's entrepreneurial spirit. The most populous country in the world has made great strides in the last twenty years and has moved toward a market economy. The likely accession of Zhu Rong-ji to the post of Premier this Fall would confirm this direction. Recently, as the pace of change has accelerated, we have witnessed the first Chinese millionaires and inevitably, the first corporate bankruptcies. Even in China, companies must become efficient or perish.

As China races to grow its way out of its centrally controlled past, financing and management expertise are increasingly in demand. Hong Kong has plenty of both. The Fund has a high proportion of its holdings in Hong Kong. We believe that the "handover" represents an exciting opportunity for Hong Kong companies to expand into the mainland. After all, Hong Kong has always been a Chinese city. Now that the mainland is open to foreign capital and entrepreneurs, Hong Kong's companies are in pole position to capture the largest market in the world.

In this way, the prime mover of the Hong Kong market is changing from U.S. interest rates to the Chinese economy. China has successfully brought inflation down from nearly 30% to low single digits. Interest rates on government bonds are currently too low to attract domestic investors, so money has poured into the stock markets. Some of this flowed into Hong Kong in the second quarter, sparking a 25% gain in its blue chips. Chinese investors, aware of the opportunity the "merger" provides, bought China-affiliated companies heavily, leading to a 75% rise in the Hang Seng China Affiliated Companies Index over the same quarter. The Fund's direct exposure to Chinese companies, listed in Hong Kong, China or New York, is about 13%. The Fund's exposure to Hong Kong blue chips (including those listed in Singapore) is just over 30%.

                                       5
                                       -

The exposure to India, another Asian demographic giant, is 10%. India's market has been strong this year due to a loose monetary policy and a consequent build up in domestic liquidity. The economy should pick up strongly towards the end of this year with corporate earnings to follow. Of course, reform is vitally needed, but halting in implementation. Major privatizations are planned for this Fall, however, which should further boost liquidity. The Fund owns several of the strongest, best managed companies in the market such as the affiliates of Unilever, Asea Brown Boveri, Nestle India, and Shell (Bharat Petroleum).

Indonesia, a country with nearly as many people as the U.S., but growing twice as quickly, is 9% of the portfolio. Indonesian growth remains solid, and we find little signs of excess in the economy. Ramayana Lestari Sentosa's same store sales growth has surpassed market expectations. Bank Bira reported very strong growth in the first quarter and Bimantara Citra announced that the public floatation of its international telephone subsidiary, P.T. Satelindo would take place sometime in 1998.

Several of Asia's less populous emerging countries, Malaysia, the Philippines, and Thailand, are undergoing a market induced transition to freely floating currencies. As in any transition, there will be winners and losers. Clear winners are the exporters such as KR Precision in Thailand and Philippine Long Distance Telephone. Yet there will be other companies whose excellent prospects will remain whether the currencies float or not. One of these is Malaysian Assurance Alliance, whose policies in force continue to grow strongly. Another is KFC Holdings, the holder of the Kentucky Fried Chicken franchise for Malaysia.

China, India and Indonesia are all "emerging," meaning that they are relatively new to the investment world, with low standards of disclosure, corporate governance and shifting interpretations of fiduciary responsibility. However, with over one-third of the world's population and nearly one-half of the world's youth they present tremendous opportunity for many agents: foreign

                                       6
                                       -
multinationals, local companies, and regional players with first or semi-first world infrastructure. The continued growth of these "giant" countries will pull the small service centers like Hong Kong and Singapore along with them. This is a fertile area for investment and should continue to reward investors.

Overall, we are entering a period in which Asia should experience improving earnings momentum driven by an improving economic outlook. Aggregate valuations are still at levels comparable to the lows seen during the Gulf War. The combination of rising earnings and cheap valuations positions the region well, in investment terms, for the future.

Sincerely,

/s/ Gary Greenberg

Gary Greenberg
Portfolio Manager
Peregrine Asset Management (Hong Kong) Limited
July 15, 1997

                                       7
                                       -

                                PEREGRINE FUNDS
                           ASIA PACIFIC GROWTH FUND
                             INVESTMENT PORTFOLIO
                           June 30, 1997 (unaudited)

--------------------------------------------------------------------------------
No. of Shares   Securities (a)              Description          Value (Note 1)
                                                                           USD
--------------------------------------------------------------------------------
China: 3.2%
     185,000    Huaneng Power
                  International, Inc.
                  Convertible Bond          Electric Power
                  1.75% 5/21/04             Generation               $ 189,625
     562,000    Qingling Motor Co. "H"      Truck Assembler            290,177
     171,140    Shenzhen Fangda Co.
                  Ltd. "B"                  Building Materials         248,525
                                                                     ---------
                                                                       728,327
                                                                     ---------

Hong Kong: 45.2%
       6,000    Beijing Enterprises
                  Holdings Ltd.             Conglomerate                37,795
     110,000    Cheung Kong (Holdings)      Housing Developer,
                  Ltd.                      Conglomerate             1,086,227
     110,000    China Everbright-IHD
                  Pacific Ltd.              Conglomerate               328,708
      67,000    China Lightz & Power        Electric Power
                  Co. Ltd.                  Generation                 379,670
     188,000    China Merchants             Financial Holdings
                  Holdings International    Company                    584,846
                  Co. Ltd.
      80,000    China Resources
                  Enterprises Ltd.          Conglomerate               392,410
      49,000    CITIC Pacific Ltd.          Conglomerate               306,131
      53,000    Dah Sing Financial
                  Group Ltd.                Banking                    293,494
     550,000    FPB Bank Holding
                  Co. Ltd.                  Banking                    340,777
     237,944    Great Eagle Holdings Ltd.   Commercial Real Estate     784,751
     190,000    Guangdong Investments
                  Ltd.                      Conglomerate               285,724
      19,000    Guangdong Investments
                  Ltd. (warrants
                  expiring 7/31/99)         Conglomerate                    --
      18,700    Hang Seng Bank Ltd.         Banking                    266,729
     120,000    Henderson China             Real Estate
                  Holding Ltd.              Developer                  202,143
     327,000    Hong Kong & China Gas
                  Co. Ltd.                  Gas Distributor            654,253

                      See Notes to Financial Statements.


                                       8
                                       -


                                PEREGRINE FUNDS
                           ASIA PACIFIC GROWTH FUND
                             INVESTMENT PORTFOLIO
                           June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
No. of Shares Securities (a)              Description            Value (Note 1)
                                                                           USD
--------------------------------------------------------------------------------
Hong Kong: (continued)
     92,000   Hong Kong Electric
              Holdings Ltd.               Electric Utility          $  370,518
     26,800   HSBC Holdings Plc           Banking                      806,041
     31,000   Hutchison Whampoa Ltd.      Telecom, Retail,
                                          Ports, Real Estate           268,104
     50,000   Johnson Electric
                Holding Ltd.              Electric Motors              149,090
    300,000   Ka Wah Bank Ltd.            Banking                      389,183
     50,000   Min Xin Holdings Ltd.       Banking                       35,498
     88,000   New World Development       Real Estate Developer
              Co. Ltd.                    and Investor                 524,797
    176,000   Ng Fung Hong Ltd.           Food Distribution            263,534
     40,000   Sun Hung Kai Properties     Real Estate
                Ltd.                      Development                  481,477
     72,000   Swire Pacific Ltd. "A"      Coca-Cola Bottling,
                                          Cathay Pacific Airlines,
                                          Real Estate                  648,251
     28,000   Television Broadcasts       Television
                Ltd.                      Broadcasting                 125,778
     46,000   Wing Hang Bank Ltd.         Banking                      277,888
                                                                   -----------
                                                                    10,283,817
                                                                   -----------
India: 8.1%
     19,566   Asea Brown Boveri Ltd.      Power Plants &
                                          Pollution Control            367,136
     36,800   Asian Paints (India) Ltd.   Decorative &
                                          Industrial Paints            378,279
     50,000   Bank of Baroda Ltd.
              (Partly Paid Shares)        Banking                      129,190
     15,000   Bharat Petroleum Corp.      Oil Refinery                 188,547
     10,000   Hindalco Industries Ltd.    Aluminum Producer            273,184
     15,000   Mahanagar Telephone
                Nigam Ltd.                Telecommunications           127,270
     38,050   Nestle India Ltd.           Food Products                316,463
      3,700   Procter and Gamble
                India, Ltd.               Soaps & Foods                 69,892
                                                                   -----------
                                                                     1,849,961
                                                                   -----------


                      See Notes to Financial Statements.

                                       9
                                       -


                                PEREGRINE FUNDS
                           ASIA PACIFIC GROWTH FUND
                             INVESTMENT PORTFOLIO
                           June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
No. of Shares   Securities (a)             Description           Value (Note 1)
                                                                           USD
--------------------------------------------------------------------------------
Indonesia: 8.7%
     232,500    P.T. Bank Bira "F"         Banking                  $  341,771
     324,000    P.T. Bimantara Citra "F"   Media, Autos, Telecom       566,201
      91,500    P.T. Hanjaya Mandala       Clove Cigarette
                  Sampoerna "F"            Manufacturer                348,957
      77,500    P.T. Putra Surya
                  Multidana "F"            Motorcycle Financing        123,484
     205,000    P.T. Ramayana Lestari
                  Sentosa "F"              Department Store            590,049
                                                                    ----------
                                                                     1,970,462
                                                                    ----------
Malaysia: 10.1%
     210,000    Arab-Malaysian Finance
                  Bhd. "F"                 Consumer Lending            449,109
     210,000    Arab Malaysian
                  Finance Bhd.
                  Convertible Bond
                  7.5% 5/25/02             Consumer Lending             83,168
      83,333    KFC Holdings
                  (Malaysia) Bhd.          Fast Food                   313,530
       8,000    Malaysian Assurance
                  Alliance Bhd. "A"        Insurance                    46,574
      80,000    Malaysian Assurance
                  Alliance Bhd.            Life Insurance              465,743
     150,000    Tenaga Nasional                                        730,693
      28,000    United Engineers           Electric Utility
                  (Malaysia) Ltd.          Tollroad,
                                           Infrastructure              201,822
                                                                    ----------
                                                                     2,290,639
                                                                    ----------
Philippines: 6.0%
     979,000    Belle Corp.                Real Estate, Gaming         285,731
      47,500    Benpres Holdings           Media, Telecom,
                  Corp. (GDR)              Banking, Tollroads          339,625
      11,000    Philippine Long
                  Distance Telephone       Telecommunications          356,486

                      See Notes to Financial Statements.

                                      10
                                      --



                                PEREGRINE FUNDS
                           ASIA PACIFIC GROWTH FUND
                             INVESTMENT PORTFOLIO
                           June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
No. of Shares    Securities (a)          Description             Value (Note 1)
                                                                           USD
--------------------------------------------------------------------------------
Philippines:(continued)
     586,100    SM Prime Holdings        Mall Operator            $    173,281
      81,180    San Miguel Corp.         Food & Drink
                  (Class B)              Manufacturer                  213,854
                                                                    ----------
                                                                     1,368,977
                                                                    ----------
Singapore: 11.2%
      77,000    Clipsal Industries       Electrical Installation
                  (Holdings) Ltd.        Products                      272,580
     100,000    DBS Land Ltd.            Housing Developer             316,150
     150,000    Hongkong Land
                  Holdings Ltd.          Commercial Real Estate        399,000
      74,000    Jardine Matheson
                  Holdings Ltd.          Conglomerate                  525,400
      65,000    Overseas Union Bank
                  Ltd. "F"               Banking                       404,630
      13,000    Overseas Union Bank
                  Ltd. "F" Rights        Banking                        17,367
      87,000    Singapore Land Ltd.      Commercial Real               395,538
                                         Estate
      22,000    United Overseas Bank
                  "F"                    Banking                       226,201
                                                                    ----------
                                                                     2,556,866
                                                                    ----------

South Korea: 5.3%
       5,000    Dongbu Insurance
                  Co. Ltd.               Auto Insurance                145,270
         428    SK Telecom+              Cellular Telephone
                  Corp.                  Operator                      317,183
       2,753    SK Telecom+
                  Corp. (Warrants        Cellular Telephone
                  expiring 12/07/99) *   Operator                      275,102
       2,714    Samsung Electronics Co.  Semiconductor
                                         Manufacturer                  298,785
         480    Samsung Fire & Marine    Property & Casualty
                  Insurance              Insurance                     179,189
                                                                    ----------
                                                                     1,215,529
                                                                    ----------


                      See Notes to Financial Statements.

                                      11
                                      --



                                PEREGRINE FUNDS
                           ASIA PACIFIC GROWTH FUND
                             INVESTMENT PORTFOLIO
                           June 30, 1997 (unaudited)
--------------------------------------------------------------------------
No. of Shares    Securities (a)          Description        Value (Note 1)
                                                                      USD
--------------------------------------------------------------------------
Thailand: 2.2%
       60,000    Bangkok Bank Co. Ltd.   Banking             $    313,996
       23,100    KR Precision Co. Ltd.   Electronics              174,304
                                                             ------------
                                                                  488,300
                                                             ------------
Total Stocks: 100%                                           $ 22,752,878
(Cost: $19,967,243)                                          ============

--------------------------------------------------------------------------
No. of Shares    Underlying Long                                 Value of
of Underlying    Shares of Equity                             Equity Swap
Securities       Swaps: (Note 5)         Description              (Note 1)
--------------------------------------------------------------------------
India: 100.0%
       7,560     Hindustan Lever Ltd.*   Soaps &
                                         Food Products           $298,384
      62,000     India Cements, Ltd.*    Cement                   184,233
                                                             ------------
Total Equity Swaps                                               $482,617
                                                             ============
(Notional Amount of Agreements: $480,511)

--------------
(a)   Unless otherwise indicated, securities owned are shares of common stock.
*     Fair value determined by the Board of Trustees.
+  -  Formerly known as Korea Mobile Telecom.
Glossary:
"F" - Foreign Registry
GDR - Global Depositary Receipt


                      See Notes to Financial Statements.

                                      12
                                      --


                                PEREGRINE FUNDS
                           ASIA PACIFIC GROWTH FUND
                      SUMMARY OF INVESTMENTS BY INDUSTRY
                           June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
Industry                                                          % of Portfolio
--------                                                          --------------
Aluminum                                                                    1.2%
Auto & Trucks                                                               1.3%
Automotive Finance                                                          0.5%
Banking                                                                    11.7%
Broadcast Media                                                             0.6%
Building Materials                                                          2.6%
Cable Television Equipment                                                  1.5%
Conglomerates                                                               3.7%
Cosmetics                                                                   0.3%
Electric Utility                                                            7.3%
Electronics & Electrical Equipment                                          3.9%
Engineering                                                                 2.5%
Financial Services                                                          6.0%
Foods & Beverages                                                           2.5%
Holding Company                                                            15.0%
Insurance                                                                   3.7%
Manufacturing                                                               1.7%
Metals                                                                      1.1%
Miscellaneous                                                               0.2%
Natural Gas-Transportation                                                  2.9%
Oil & Gas Exploration                                                       0.8%
Real Estate                                                                18.7%
Restaurants                                                                 1.4%
Retail                                                                      2.6%
Telecommunications                                                          4.7%
Tobacco                                                                     1.6%
                                                                        --------
                                                                          100.0%
                                                                        ========

                      See Notes to Financial Statements.

                                      13
                                      --

                                PEREGRINE FUNDS
                           ASIA PACIFIC GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                           June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments at Value (Identified Cost,
$19,967,243) (Note 1)                                              $22,752,878
U.S. and Foreign Currency (Cost of $133,060)                           133,656
Deposit with Broker (Note 5)                                           482,617
Receivables:
   Securities Sold                                                     407,286
   Dividends and Interest                                               66,173
Deferred Organizational Costs                                           79,870
                                                                   -----------
        Total Assets                                                23,922,480
                                                                   -----------

LIABILITIES:

Payables:
   Dividends Payable                                                     6,279
   Accounts Payable                                                    145,932
                                                                   -----------
        Total Liabilities                                              152,211
                                                                   -----------
Net Assets                                                         $23,770,269
                                                                   ===========

Net asset value, maximum offering price and redemption price per share (1,976,311 shares of beneficial interest outstanding
  with an unlimited number of $.001 par value shares authorized)       $12.03
                                                                   ==========

Net Assets Consist of:
   Aggregate Paid-in Capital                                       $20,323,131
   Unrealized Appreciation of Equity Investments, Equity
      Swap Contracts and Foreign Currency                            2,789,014
   Distributions in Excess of Net Investment Income                    (64,277)
   Accumulated Net Realized Gain on Equity Investments and
      Equity Swap Contracts                                            722,401
                                                                   -----------
                                                                   $23,770,269
                                                                   ===========


                      See Notes to Financial Statements.

                                      14
                                      --

                                PEREGRINE FUNDS
                           ASIA PACIFIC GROWTH FUND
              For the Six Months Ended June 30, 1997 (unaudited)
--------------------------------------------------------------------------------


INCOME:
Dividends (Net of Foreign Taxes Withheld of $13,964)           $  212,416
Interest                                                           17,504
                                                              -----------
        Total Income                                              229,920
                                                              -----------

EXPENSES:
Advisory Fee (Note 2)                                             113,351
Administrative Fee (Note 2)                                        37,500
Professional                                                       27,618
Trustees Fees and Expenses                                         23,190
Reports to Shareholders                                            22,467
Custodian                                                          17,595
Registration                                                       11,338
Amortization of Deferred Organizational Costs                      11,285
Transfer Agency                                                     7,757
Other                                                              18,419
                                                              -----------
                                                                  290,520
Fees Waived by the Advisor (Note 2)                               (63,817)
                                                              -----------
        Total Expenses                                            226,703
                                                              -----------

Net Investment Income                                               3,217
                                                              -----------

Realized and Unrealized Gain (Loss) on Investments (Note 3)
Net Realized Gain on Equity Investments                           982,443
Net Realized Loss on Equity Swap Contracts                       (261,711)
Net Realized Loss on Foreign Currency Transactions                (25,694)
Change in Unrealized Appreciation of Investments                  349,006
Change in Unrealized Depreciation of Foreign Currency
   Receivables and Payables                                        38,328
Change in Unrealized Depreciation of Equity Swap Contracts        304,070
                                                              -----------
Net Realized and Change in Unrealized Gains
   on Investments                                               1,386,442
                                                              -----------

Net Increase in Net Assets Resulting from Operations           $1,389,659
                                                              ===========



                      See Notes to Financial Statements.

                                      15
                                      --

                                PEREGRINE FUNDS
                           ASIA PACIFIC GROWTH FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                      For the Six Months    For the Period from
                                             Ended           January 2, 1996(a)
                                         June 30, 1997            through
                                          (unaudited)        December 31, 1996
                                      ------------------    -------------------
Increase in Net Assets:
Operations:
Net Investment Income                    $     3,217           $   172,725
Net Realized Gain on Equity
   Investments                               982,443               268,940
Net Realized Gain (Loss) on Equity
   Swap Contracts and Options               (261,711)              154,470
Net Realized Loss on Foreign Currency
   Transactions                              (25,694)              (34,110)
Change in Unrealized Appreciation of
   Investments                               349,006             2,436,629
Change in Unrealized Depreciation of
   Foreign Currency Receivables
   and Payables                               38,328                (5,924)
Change in Unrealized Depreciation of
   Equity Swap Contracts                     304,070              (333,095)
                                         -----------           -----------
Net Increase in Net Assets Resulting
   from Operations                         1,389,659             2,659,635
                                         -----------           -----------
Dividends and Distributions to
   Shareholders from:
Net Investment Income                        (19,752)             (194,773)
Net Realized Gain                                 --              (387,631)
                                         -----------           -----------
                                             (19,752)             (582,404)
                                         -----------           -----------
Capital Share Transactions*:
Net Proceeds from Sales of Shares            102,610            20,546,027
Reinvestment of Dividends                     13,473               403,841
                                         -----------           -----------
                                             116,083            20,949,868
Cost of Shares Required                     (842,820)                    0
                                         -----------           -----------
Increase (Decrease) in Net Assets
   Resulting from Capital Share
   Transactions                             (726,737)           20,949,868
                                         -----------           -----------
Total Increase in Net Assets                 643,170            23,027,099
Net Assets:
Beginning of Period                       23,127,099               100,000
                                         -----------           -----------
End of Period                            $23,770,269           $23,127,099
                                         ===========           ===========
*Shares of Beneficial Interest
 Issued and Redeemed:

Shares Sold                                    8,840             1,998,291
Reinvestment of Dividends                      1,120                35,707
                                         -----------           -----------
                                               9,960             2,033,998
Shares Redeemed                              (77,647)                   --
                                         -----------           -----------
Net Increase (Decrease)                      (67,687)            2,033,998
                                         ===========           ===========

-----------------------
(a) Commencement of operations.

                      See Notes to Financial Statements.

                                      16
                                      --

                                PEREGRINE FUNDS
                           ASIA PACIFIC GROWTH FUND
                             FINANCIAL HIGHLIGHTS
                For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                  For the Six Months        For the Period
                                         Ended         from January 2, 1996(a)
                                     June 30, 1997             through
                                      (unaudited)         December 31, 1996
                                  ------------------   -----------------------
Net Asset Value, Beginning of
   Period                               $ 11.31                $ 10.00
                                        -------                -------
Income from Investment Operations:
Net Investment Income                      0.00                   0.08
Net Realized and Unrealized
 Gain on Investments                       0.73                   1.52
                                        -------                -------
Total from Investment Operations           0.73                   1.60
                                        -------                -------

Less : Distributions from:
Net Investment Income                     (0.01)                 (0.08)
Net Realized Gain on Investments             --                  (0.21)
                                        -------                -------
        Total Distributions               (0.01)                 (0.29)
                                        -------                -------

Net Asset Value, End of Period          $ 12.03                $ 11.31
                                        =======                =======

        Total Return (b)                   6.37%                 16.00%

Ratios / Supplementary Data
Net Assets, End of Period ('000)        $23,770                $23,127
Ratio of Gross Expenses to
 Average Net Assets (c)                    2.56%                  2.52%
Ratio of Net Expenses to Average
   Net Assets (c) (d)                      2.00%                  2.00%
Ratio of Net Investment Income
 to Average Net Assets (c)                 0.03%                  0.82%
Portfolio Turnover Rate                      58%                    61%
Average Commission Rate Paid             0.0012 (e)            $0.0062 (e)

(a)  Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. Total return calculated for the period of less than one year is not annualized.
(c)  Annualized.
(d)  Reflects expense waiver.
(e) The average commission rates paid on trades in which commissions were charged were 0.12% and 0.62% of the trade amount, for the periods ended June 30, 1997 and December 31, 1996, respectively.



                      See Notes to Financial Statements.

                                      17
                                      ==

PEREGRINE FUNDS
ASIA PACIFIC GROWTH FUND
Notes To Financial Statements (unaudited)
--------------------------------------------------------------------------------

Note 1 - Significant Accounting Policies:

Peregrine Funds (the "Trust"), organized as a Delaware business trust on December 1, 1995, is a diversified open-ended series fund registered under the Investment Company Act of 1940. Asia Pacific Growth Fund (the "Fund") is currently the only series of the Trust. The primary investment objective of the Fund is to achieve long-term capital appreciation by investing in the securities of companies that are expected to benefit from the development and growth of the markets or economies in Asia and the Pacific Basin. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles. This requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates. The Fund had no operations prior to January 2, 1996, except for the sale to Peregrine Nominees Limited of 10,000 shares for $100,000.

A. Valuation of Investments - Securities, including options, traded on a stock exchange are valued at the last sales price reported at the close of business on the principal market for such securities on the last business day of the period. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Equity swaps are valued based upon a fixed percentage of the average price of the underlying securities and on the basis of quotes supplied by brokers. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at cost which, with accrued interest, approximates value. Forward currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not readily available are stated at fair value as determined by the Board of Trustees.

                                      18
                                      ==

PEREGRINE FUNDS
ASIA PACIFIC GROWTH FUND
Notes To Financial Statements (continued)
--------------------------------------------------------------------------------

B. Currency Translation - The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains or losses attributable to foreign currency fluctuations on other foreign currency denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

C. Dividends and Distributions - Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends or corporate actions. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Book/tax differences are considered either temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax treatment; temporary differences do not require reclassification.

D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities are determined on the specific identified cost method. Interest income is accrued as earned.

                                      19
                                      ==

PEREGRINE FUNDS
ASIA PACIFIC GROWTH FUND
Notes To Financial Statements (continued)
--------------------------------------------------------------------------------

E. Organizational Costs - Deferred organizational costs will be amortized over a period not to exceed five years from the commencement of operations. In the event that, at any time during the five-year period beginning with the date of commencement of operations, the initial shares acquired by Peregrine Nominees Limited prior to such date are redeemed by any holder thereof, the redemption proceeds payable in respect of such shares will be reduced by the pro rata share (based on the proportionate share of the initial shares redeemed to the total number of original shares outstanding at the time of redemption) of the then unamortized deferred organizational costs as of the date of such redemption. In the event that the Fund liquidates before the deferred organizational costs are fully amortized, Peregrine Nominees Limited shall bear such unamortized deferred organizational costs.

F. Options Contracts - The Fund may invest in call and put options on securities, futures contracts, foreign currencies and stock and bond indices. Call and put options give the Fund the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the investment acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration.

G. Forward Currency Contracts - The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized gain/ loss on foreign currency transactions. The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligation or if there are unanticipated movements of

                                      20
                                      ==

PEREGRINE FUNDS
ASIA PACIFIC GROWTH FUND
Notes To Financial Statements (continued)
--------------------------------------------------------------------------------

    the foreign currency relative to the U.S. dollar.

H. Federal Income Taxes - It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Note 2 - Agreements and Transactions with Affiliates: Peregrine Asset Management (Hong Kong) Limited ("the Advisor") earned fees of $113,351 for the six months ended June 30, 1997 for investment advisory services. The fee is based on an annual rate of 1% of average daily net assets. For the six months ended June 30, 1997, the Advisor agreed to waive advisory fees in the amount of $63,817 which represents the amount exceeding a self imposed expense limitation of 2% of average daily net assets (such limitation will be in effect until December 31, 1997). In accordance with a Portfolio Accounting and Administration Agreement with Van Eck Associates Corporation ("Van Eck"), the Fund paid or accrued $37,500 for costs incurred in connection with certain accounting and administrative services. At June 30, 1997, the Fund owed Van Eck $6,250 which is included in accounts payable. The fee is based on an annual rate of .25 of 1% of average daily net assets or $75,000, whichever is greater. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Advisor. As of June 30, 1997, Peregrine Nominees Limited, an affiliate of the Advisor, and a trustee, owned 81.35% and 7.16%, respectively, of the outstanding shares of beneficial interest of the Fund. The Fund paid brokerage commissions aggregating $17,960 to Peregrine Brokerage Limited and Peregrine Futures (Hong Kong) Limited, affiliates of the Advisor, for the six months ended June 30, 1997.

Note 3 - Purchases and Sales: Purchases and sales of securities, other than short-term obligations, aggregated $12,950,597 and $13,743,835, respectively, for the six months ended June 30, 1997. For federal income tax purposes, the identified cost of investments owned at June 30, 1997 was $19,967,243. As of June 30, 1997, net unrealized appreciation for federal income tax purposes aggregated $2,785,635 of which $4,209,218

                                      21
                                      ==

PEREGRINE FUNDS
ASIA PACIFIC GROWTH FUND
Notes To Financial Statements (continued)
--------------------------------------------------------------------------------

related to appreciated securities and $1,423,583 related to depreciated securities.

Note 4 - Investments in Foreign Securities: The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less government supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund concentrates its investments in companies closely tied to economic and political conditions within the Asia Pacific region. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. In addition, the Fund invests in securities of smaller, less well-known companies which may be particularly volatile.

Note 5 - Equity Swaps: During the six months ended June 30, 1997, the Fund entered into equity swaps with a single, international broker to gain investment exposure to certain underlying securities. An equity swap is an agreement whereby the Fund will receive or pay a fixed percentage of an amount equal to the gain or loss in the market value of the underlying security from trade date of the agreement to its termination date, plus any accrued dividends. The equity swaps open at June 30, 1997 have termination dates of April 30, 1998, and July 11, 1997, but may be terminated earlier by the Fund without the payment of any termination fees.

The Fund is required to make deposits with the equity swap counterparty equal to the value of the underlying securities on trade date, plus a fixed percentage. At June 30, 1997, the Fund has deposited $480,511.

The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as an adjustment to the deposit with broker. At June 30, 1997, the Fund has accrued a gain of $2,106 relating to the

                                      22
                                      ==

PEREGRINE FUNDS
ASIA PACIFIC GROWTH FUND
Notes To Financial Statements (continued)
--------------------------------------------------------------------------------

unrealized losses on open equity swaps. Losses incurred are limited to the payments made on the trade date.

The values reflected in the accompanying investment portfolio represent the value of each equity swap and not the value of the underlying security.

Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the equity swap contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swaps relative to the underlying securities.

                                      23
                                      ==

PEREGRINE FUNDS
ASIA PACIFIC GROWTH FUND
--------------------------------------------------------------------------------


This report must be accompanied or preceded by a Peregrine Funds prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Peregrine Asia Pacific Growth Fund prospectus, please call the number listed below. Please read the prospectus before investing.



Van Eck Securities Corporation - Distributor
99 Park Avenue, New York, NY 10016
For accounts assistance please call (800) 910-5525

                                      24
                                      ==